Exhibit 99.1

NEWS RELEASE

CONTACTS
MEDIA:	INVESTORS:
Sophia Hong	Rick Muscha
Lattice Semiconductor Corporation	Lattice Semiconductor Corporation
503-268-8786	408-826-6000
Sophia.Hong@latticesemi.com	Rick.Muscha@latticesemi.com

LATTICE SEMICONDUCTOR REPORTS First QUARTER 2025 RESULTS

HILLSBORO, Ore. - May 5, 2025 - Lattice Semiconductor Corporation (Nasdaq: LSCC), the low power programmable leader, announced financial results today for the fiscal first quarter ended March 29, 2025.

Revenue for the first quarter of 2025 was $120.1 million, with GAAP gross margin of 68.0%, and GAAP net income of $0.04 per diluted share. On a non-GAAP basis, gross margin was 69.0%, with net income per diluted share of $0.22. GAAP net income and GAAP net income margin for the first quarter of 2025 were $5.0 million and 4.2%, respectively, with adjusted EBITDA of $40.1 million, which is a 33.4% adjusted EBITDA margin for the first quarter of 2025. GAAP net cash flow from operating activities for the first quarter of 2025 was $31.9 million, which is a GAAP operating cash flow margin of 26.5%, and free cash flow and free cash flow margin of $23.3 million and 19.4%, respectively.

Ford Tamer, Chief Executive Officer, said, "The first quarter of 2025 developed as expected, with sequential revenue growth, a record level of design wins, and a further expansion of our operating margins. Revenue and design win growth are being led by new applications, notably in generative AI in the datacenter, robotics in industrial, in-cabin and ADAS in automotive, AR/VR in consumer, security, including post-quantum cryptography, and far edge AI for lower power applications. While we are encouraged by our progress, we are monitoring the market environment, along with the broader industry, as it could have an impact on our outlook."

Lorenzo Flores, Chief Financial Officer, said, "Revenue, gross margin, and improved profitability, including adjusted EBITDA at 33.4%, were all in line with our outlook for the first quarter of 2025. The prior realignment of our resources, coupled with our resilient supply chain and global customer base, position us well. We're maintaining disciplined control over operating expenses while continuing to focus on execution."

Selected First Quarter 2025 Financial Results and Comparisons (in thousands, except per share data)

	GAAP Financial Results (unaudited)
	Q1 2025	Q4 2024	Q1 2024	Q/Q	Y/Y
Revenue	$120,150	$117,419	$140,815	2.3%	(14.7)%
Gross Margin %	68.0%	61.1%	68.3%	690 bps	(30) bps
R&D Expense %	34.4%	32.9%	28.8%	150 bps	560 bps
SG&A Expense %	27.6%	25.1%	25.9%	250 bps	170 bps
Operating Expenses	$74,754	$83,962	$79,634	(11.0)%	(6.1)%
Income (loss) from Operations	$6,974	$(12,209)	$16,574	(157.1)%	(57.9)%
Net Income	$5,022	$16,514	$14,796	(69.6)%	(66.1)%
Net Income per Share - Basic	$0.04	$0.12	$0.11	$(0.08)	$ (0.07)
Net Income per Share - Diluted	$0.04	$0.12	$0.11	$(0.08)	$ (0.07)
Net Income Margin	4.2%	14.1%	10.5%	(990) bps	(630) bps
Operating Cash Flow Margin	26.5%	38.7%	21.0%	(1220) bps	550 bps

	Non-GAAP* Financial Results (unaudited)
	Q1 2025	Q4 2024	Q1 2024	Q/Q	Y/Y
Revenue	$120,150	$117,419	$140,815	2.3%	(14.7)%
Gross Margin %	69.0%	62.1%	69.0%	690 bps	—
R&D Expense %	25.8%	26.8%	23.1%	(100) bps	270 bps
SG&A Expense %	18.4%	19.3%	16.1%	(90) bps	230 bps
Operating Expenses	$51,408	$52,799	$54,858	(2.6)%	(6.3)%
Income from Operations	$31,539	$20,097	$42,238	56.9%	(25.3)%
Net Income	$30,746	$20,181	$40,258	52.4%	(23.6)%
Net Income per Share - Basic	$0.22	$0.15	$0.29	$ 0.07	$ (0.07)
Net Income per Share - Diluted	$0.22	$0.15	$0.29	$ 0.07	$ (0.07)
Adjusted EBITDA Margin	33.4%	24.8%	35.7%	860 bps	(230) bps
Free Cash Flow Margin	19.4%	33.8%	18.5%	(1440) bps	90 bps

GAAP represents U.S. Generally Accepted Accounting Principles. Non-GAAP represents GAAP excluding the impact of certain activities which the Company's management excludes in analyzing the Company's operating results and in understanding trends in the Company's earnings. Additional information relating to these measures is included below in “Non-GAAP Financial Measures.” For a reconciliation of GAAP to non-GAAP results, see accompanying tables "Reconciliation of U.S. GAAP to Non-GAAP Financial Measures."

Business Outlook - Second Quarter of 2025:

•	Revenue for the second quarter of 2025 is expected to be between $118.5 million and $128.5 million.
•	Gross margin percentage for the second quarter of 2025 is expected to be 69% plus or minus 1% on a non-GAAP basis.
•	Total operating expenses for the second quarter of 2025 are expected to be between $50.5 million and $52.5 million on a non-GAAP basis.
•	Income tax rate for the second quarter of 2025 is expected to be between 5% and 6% on a non-GAAP basis.
•	Net income for the second quarter of 2025 is expected to be between $0.22 and $0.26 per share on a non-GAAP basis.

Non-GAAP Financial Measures: In addition to financial measures prepared in accordance with generally accepted accounting principles (GAAP), this earnings release makes reference to non-GAAP financial measures. With respect to the outlook for the second quarter of 2025, certain items that affect calculation of GAAP financial measures for gross margin percentage and total operating expenses are not available on a forward-looking basis because such items cannot be reasonably calculated without unreasonable efforts due to the unpredictability of the amounts and timing of events affecting the items we exclude from non-GAAP financial measures, including certain large and/or unpredictable charges such as stock-based compensation expense; performance-based equity expense; legal expense outside the ordinary course of business; restructuring; and impairment. Consequently, the Company is unable to calculate the most directly comparable GAAP measure to non-GAAP gross margin percentage or non-GAAP total operating expenses for the Company’s second quarter 2025 quarterly guidance.

Investor Conference Call / Webcast Details:

Lattice Semiconductor will review the Company's financial results for the fiscal first quarter 2025, and business outlook on Monday, May 5 at 5:00 p.m. Eastern Time. The dial-in number for the live audio call is 1-877-407-3982 or 1-201-493-6780 with conference identification number 13753095. A live webcast of the conference call will also be available on the investor relations section of www.latticesemi.com. The Company's financial guidance will be limited to the comments on its public quarterly earnings call and the public business outlook statements contained in this press release.

Forward-Looking Statements Notice:

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and made pursuant to the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements involve estimates, assumptions, risks and uncertainties. Any statements about our expectations, beliefs, plans, objectives, assumptions or future events or performance are neither historical facts nor assurances of future performance and may be forward-looking. Such forward-looking statements include, but are not limited to, statements relating to our strategy, product roadmap, new applications of our products, long-term financial model; revenue growth, design win growth, market improvement; and the statements under the heading “Business Outlook - Second Quarter of 2025.” Other forward-looking statements may be indicated by words such as “will,” “could,” “should,” “would,” “may,” “expect,” “plan,” “project,” “anticipate,” “intend,” “forecast,” “future,” “believe,” “estimate,” “predict,” “propose,” “potential,” “continue” or the negative of these terms or other comparable terminology.

Estimates of future revenue and other financial and operational outcomes are inherently uncertain due to factors such as global economic conditions which may affect customer demand, the cyclical nature of the semiconductor industry, pricing and inflationary pressures, competitive actions, international trade disputes and sanctions, the potential impact of global pandemics, the impact of tariffs, license requirements or similar actions on our suppliers and customers, including the impact on the costs of our products, the products into which they are integrated, and the impact on demand due to costs and uncertainty; and other significant risks and uncertainties that are beyond our ability to predict or control. Actual gross margin percentage and operating expenses could vary from the estimates on the basis of, among other things, changes in revenue levels, changes in product pricing and mix, changes in wafer, assembly, test and other costs, variations in manufacturing yields, the failure to sustain operational improvements, and the actual amount of compensation charges due to stock price changes. Actual income tax rate and actual net income on a per share basis may differ from our expectations. Actual results may differ materially from our expectations and are subject to risks and uncertainties that relate more broadly to our overall business, including those described in our filings with the Securities and Exchange Commission, including Lattice’s most recent Annual Report on Form 10-K, especially those under the captions “Risk Factors” and “Management's Discussion and Analysis of Financial Condition and Results of Operations”, all of which are expressly incorporated herein by reference.

Lattice believes these and other risks and uncertainties could cause actual results to differ materially from the forward-looking statements. New risk factors emerge from time to time and it is not possible for the Company to predict all risk factors. You should not rely on forward-looking statements because actual results could differ materially from those expressed in any forward-looking statements. In addition, any forward-looking statement applies only as of the date on which it is made. The Company does not intend to and undertakes no obligation to update or revise any forward-looking statements, whether as a result of events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

Non-GAAP Financial Measures:

Included within this press release and the accompanying tables and notes are certain non-GAAP financial measures that supplement the Company's consolidated financial information prepared in accordance with U.S. GAAP, including non-GAAP gross margin, gross margin percentage, R&D expense, SG&A expense, operating expenses, income from operations, other (expense) income, net, income tax expense, net income, net income per share – basic, and net income per share – diluted, adjusted EBITDA, adjusted EBITDA margin, free cash flow, and free cash flow margin. The non-GAAP measures presented exclude charges and adjustments primarily related to stock-based compensation and related payroll tax effects; accruals related to the portion of our annual incentive plan that we intend to settle in shares of our common stock; legal expense outside the ordinary course of business; amortization of acquired intangible assets; restructuring plans, transformation activities, and other charges; impairments; and the estimated tax effect of these items, non-cash changes in net deferred income taxes, change in tax law and other tax adjustments; and depreciation and other amortization. These charges and adjustments are a result of periodic or non-core operating activities of the Company. The Company describes these non-GAAP financial measures and reconciles them to the most directly comparable GAAP measures in the tables and notes attached to this press release.

The Company's management believes that these non-GAAP financial measures provide an additional and useful way of viewing aspects of our performance that, when viewed in conjunction with our GAAP results, provide a more comprehensive understanding of the various factors and trends affecting our ongoing financial performance and operating results than GAAP measures alone. Management also uses these non-GAAP measures for strategic and business decision-making, internal budgeting, forecasting, and resource allocation processes and believes that investors should have access to similar data. The non-GAAP financial information used by the Company may differ from that used by other companies. These non-GAAP measures are included solely for informational and comparative purposes and are not meant as a substitute for GAAP and should be considered together with the consolidated financial information located in the tables attached to this press release.

About Lattice Semiconductor Corporation:

Lattice Semiconductor (NASDAQ: LSCC) is the low power programmable leader. We solve customer problems across the network, from the Edge to the Cloud, in the growing communications, computing, industrial, automotive and consumer markets. Our technology, long-standing relationships, and commitment to world-class support let our customers quickly and easily unleash their innovation to create a smart, secure, and connected world.

For more information about Lattice, please visit www.latticesemi.com. You can also follow us via LinkedIn, X, Facebook, YouTube, WeChat, or Weibo.

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Lattice Semiconductor Corporation

Consolidated Statements of Operations

(in thousands, except per share data)

(unaudited)

	Three Months Ended
	March 29,	December 28,	March 30,
	2025	2024	2024
Revenue	$120,150	$117,419	$140,815
Cost of sales	38,422	45,666	44,607
Gross margin	81,728	71,753	96,208
Operating expenses:
Research and development	41,387	38,580	40,591
Selling, general, and administrative	33,126	29,474	36,469
Amortization of acquired intangible assets	—	870	870
Restructuring and other	241	1,109	1,704
Impairment of acquired intangible assets	—	13,929	—
Total operating expenses	74,754	83,962	79,634
Income (loss) from operations	6,974	(12,209)	16,574
Interest income (expense), net	1,052	772	1,307
Other income (expense), net	(45)	(2,135)	(46)
Income (loss) before income taxes	7,981	(13,572)	17,835
Income tax expense (benefit)	2,959	(30,086)	3,039
Net income	$5,022	$16,514	$14,796

Net income per share:
Basic	$0.04	$0.12	$0.11
Diluted	$0.04	$0.12	$0.11

Shares used in per share calculations:
Basic	137,686	137,861	137,475
Diluted	138,317	138,322	138,774

Lattice Semiconductor Corporation

Condensed Consolidated Balance Sheets

(in thousands)

(unaudited)

	March 29,	December 28,
	2025	2024
Assets
Current assets:
Cash and cash equivalents	$127,564	$136,291
Accounts receivable, net	84,545	81,060
Inventories, net	94,890	103,410
Other current assets	31,331	44,073
Total current assets	338,330	364,834

Property and equipment, net	55,699	52,988
Operating lease right-of-use assets	20,729	13,870
Intangible assets, net	5,107	4,587
Goodwill	315,358	315,358
Deferred income taxes	66,282	66,980
Other long-term assets	22,145	25,286
	$823,650	$843,903

Liabilities and Stockholders' Equity
Current liabilities:
Accounts payable	$32,334	$36,828
Accrued liabilities	30,770	45,638
Accrued payroll obligations	15,355	17,156
Total current liabilities	78,459	99,622

Long-term operating lease liabilities, net of current portion	16,228	9,433
Other long-term liabilities	21,052	23,916
Total liabilities	115,739	132,971

Stockholders' equity	707,911	710,932
	$823,650	$843,903

Lattice Semiconductor Corporation

Condensed Consolidated Statements of Cash Flows

(in thousands)

(unaudited)

	Three Months Ended
	March 29,	March 30,
	2025	2024
Cash flows from operating activities:
Net income	$5,022	$14,796
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Stock-based compensation expense	20,373	18,494
Depreciation and amortization	8,880	9,129
Other non-cash adjustments	2,834	2,442
Net changes in assets and liabilities	(5,217)	(15,350)
Net cash provided by (used in) operating activities	31,892	29,511
Cash flows from investing activities:
Capital expenditures	(8,616)	(3,426)
Other investing activities	(3,462)	(4,321)
Net cash provided by (used in) investing activities	(12,078)	(7,747)
Cash flows from financing activities:
Repurchase of common stock	(25,000)	(20,000)
Net cash flows related to stock compensation exercises	(3,779)	(22,174)
Net cash provided by (used in) financing activities	(28,779)	(42,174)
Effect of exchange rate change on cash	238	(441)
Net increase (decrease) in cash and cash equivalents	(8,727)	(20,851)
Beginning cash and cash equivalents	136,291	128,317
Ending cash and cash equivalents	$127,564	$107,466

Supplemental disclosure of cash flow information and non-cash investing and financing activities:
Income taxes paid, net of refunds	$1,440	$1,249
Operating lease payments	$2,403	$2,099

Lattice Semiconductor Corporation

Supplemental Historical Financial Information

(unaudited)

	Three Months Ended
	March 29,	December 28,	March 30,
	2025	2024	2024
Balance Sheet Information
A/R Days Revenue Outstanding (DSO)	64	63	64
Inventory Days (DIO)	225	207	195

Revenue % (by Geography)
Asia	65%	66%	66%
Americas	25%	23%	22%
Europe (incl. Africa)	10%	11%	12%

Revenue % (by End Market)
Communications and Computing	48%	49%	39%
Industrial and Automotive	43%	42%	53%
Consumer	9%	9%	8%

Revenue $M (by End Market)
Communications and Computing	$57.4	$58.0	$54.6
Industrial and Automotive	$52.2	$49.2	$75.3
Consumer	$10.6	$10.2	$10.9

Revenue % (by Channel)
Distribution	79%	84%	87%
Direct	21%	16%	13%

Lattice Semiconductor Corporation

Reconciliation of U.S. GAAP to Non-GAAP Financial Measures

(in thousands, except per share data)

(unaudited)

	Three Months Ended
	March 29,	December 28,	March 30,
	2025	2024	2024
Gross Margin Reconciliation
GAAP Gross margin	$81,728	$71,753	$96,208
Stock-based compensation - gross margin (1)	1,143	1,143	888
Incentive compensation to be settled in equity - gross margin (2)	76	—	—
Non-GAAP Gross margin	$82,947	$72,896	$97,096

Gross Margin % Reconciliation
GAAP Gross margin %	68.0%	61.1%	68.3%
Stock-based compensation - gross margin (1)	0.9%	1.0%	0.7%
Incentive compensation to be settled in equity - gross margin (2)	0.1%	—	—
Non-GAAP Gross margin %	69.0%	62.1%	69.0%

Research and Development Expense % (R&D Expense %) Reconciliation
GAAP R&D Expense %	34.4%	32.9%	28.8%
Stock-based compensation - R&D (1)	(8.1)%	(6.1)%	(5.7)%
Incentive compensation to be settled in equity - R&D (2)	(0.5)%	—	—
Non-GAAP R&D Expense %	25.8%	26.8%	23.1%

Selling, General, and Administrative Expense % (SG&A Expense %) Reconciliation
GAAP SG&A Expense %	27.6%	25.1%	25.9%
Stock-based compensation - SG&A (1)	(8.1)%	(5.6)%	(7.1)%
Incentive compensation to be settled in equity - SG&A (2)	(0.7)%	—	—
Legal expenses (3)	(0.4)%	(0.2)%	(2.7)%
Non-GAAP SG&A Expense %	18.4%	19.3%	16.1%

Operating Expenses Reconciliation
GAAP Operating expenses	$74,754	$83,962	$79,634
Stock-based compensation - operations (1)	(19,413)	(13,712)	(18,117)
Incentive compensation to be settled in equity - operations (2)	(1,452)	—	—
Legal expenses (3)	(533)	(181)	(3,832)
Amortization of acquired intangible assets	—	(870)	(870)
Restructuring, transformation, and other (4)	(1,948)	(2,471)	(1,957)
Impairment of acquired intangible assets	—	(13,929)	—
Non-GAAP Operating expenses	$51,408	$52,799	$54,858

Income from Operations Reconciliation
GAAP Income (loss) from operations	$6,974	$(12,209)	$16,574
Stock-based compensation (1)	20,556	14,855	19,005
Incentive compensation to be settled in equity (2)	1,528	—	—
Legal expenses (3)	533	181	3,832
Amortization of acquired intangible assets	—	870	870
Restructuring, transformation, and other (4)	1,948	2,471	1,957
Impairment of acquired intangible assets	—	13,929	—
Non-GAAP Income from operations	$31,539	$20,097	$42,238

(1)	The non-GAAP adjustments for Stock-based compensation include related payroll tax expenses.
(2)	Accruals for the portion of our annual incentive plan that we intend to settle in equity.
(3)	Legal expenses outside the ordinary course of business, including those incurred defending against claims brought against the Company by Steven A.W. De Jaray, Perienne De Jaray and Darrell R. Oswalde.
(4)	Restructuring, transformation, and other includes transformation charges of $1.0 million for both Q1 2025 and Q4 2024.

Lattice Semiconductor Corporation

Reconciliation of U.S. GAAP to Non-GAAP Financial Measures

(in thousands, except per share data)

(unaudited)

	Three Months Ended
	March 29,	December 28,	March 30,
	2025	2024	2024
Income from Operations % Reconciliation
GAAP Income (loss) from operations %	5.8%	(10.4)%	11.8%
Cumulative effect of non-GAAP Gross Margin and Operating adjustments	20.4%	27.5%	18.2%
Non-GAAP Income from operations %	26.2%	17.1%	30.0%

Other Income (Expense) Reconciliation
GAAP Other income (expense), net	$(45)	$(2,135)	$(46)
Write-off of nonrecoverable cost-basis investment	—	2,023	—
Non-GAAP Other income (expense), net	$(45)	$(112)	$(46)

Income Tax Expense (Benefit) Reconciliation
GAAP Income tax expense (benefit)	$2,959	$(30,086)	$3,039
Estimated tax effect of non-GAAP adjustments	2,086	4,735	4,337
Non-cash changes in net deferred income taxes (5)	(2,307)	25,757	(2,754)
Change in tax law (6)	(938)	170	(1,381)
Non-GAAP Income tax expense	$1,800	$576	$3,241

Net Income Reconciliation
GAAP Net income	$5,022	$16,514	$14,796
Stock-based compensation (1)	20,556	14,855	19,005
Incentive compensation to be settled in equity (2)	1,528	—	—
Legal expenses (3)	533	181	3,832
Amortization of acquired intangible assets	—	870	870
Restructuring, transformation, and other (4)	1,948	2,471	1,957
Impairment of acquired intangible assets	—	13,929	—
Write-off of nonrecoverable cost-basis investment	—	2,023	—
Estimated tax effect of non-GAAP adjustments	(2,086)	(4,735)	(4,337)
Non-cash changes in net deferred income taxes (5)	2,307	(25,757)	2,754
Change in tax law (6)	938	(170)	1,381
Non-GAAP Net income	$30,746	$20,181	$40,258

(1)	The non-GAAP adjustments for Stock-based compensation include related payroll tax expenses.
(2)	Accruals for the portion of our annual incentive plan that we intend to settle in equity.
(3)	Legal expenses outside the ordinary course of business, including those incurred defending against claims brought against the Company by Steven A.W. De Jaray, Perienne De Jaray and Darrell R. Oswalde.
(4)	Restructuring, transformation, and other includes transformation charges of $1.0 million for both Q1 2025 and Q4 2024.
(5)	Non-cash changes in net deferred income taxes associated with $27.7 million of certain tax matters related to prior fiscal periods in the fourth quarter of fiscal 2024.
(6)	Adjustments for Change in tax law reflect an increase in our provision for U.S. tax on foreign operations resulting from The 2017 Tax Cuts and Jobs Act and is related to the capitalization and subsequent amortization of R&D costs for tax purposes.

Lattice Semiconductor Corporation

Reconciliation of U.S. GAAP to Non-GAAP Financial Measures

(in thousands, except per share data)

(unaudited)

	Three Months Ended
	March 29,	December 28,	March 30,
	2025	2024	2024
Net Income Per Share Reconciliation
GAAP Net income per share - basic	$0.04	$0.12	$0.11
Cumulative effect of Non-GAAP adjustments	0.18	0.03	0.18
Non-GAAP Net income per share - basic	$0.22	$0.15	$0.29

GAAP Net income per share - diluted	$0.04	$0.12	$0.11
Cumulative effect of Non-GAAP adjustments	0.18	0.03	0.18
Non-GAAP Net income per share - diluted	$0.22	$0.15	$0.29

Shares used in per share calculations:
Basic	137,686	137,861	137,475
Diluted	138,317	138,322	138,774

Reconciliation of Net income to Adjusted EBITDA
GAAP Net income	$5,022	$16,514	$14,796
Interest (income) expense, net	(1,052)	(772)	(1,307)
Income tax expense (benefit)	2,959	(30,086)	3,039
Amortization of acquired intangible assets	—	870	870
Depreciation and other amortization	8,586	9,131	8,096
Stock-based compensation (1)	20,556	14,855	19,005
Incentive compensation to be settled in equity (2)	1,528	—	—
Legal expenses (3)	533	181	3,832
Restructuring, transformation, and other (4)	1,948	2,471	1,957
Impairment of acquired intangible assets	—	13,929	—
Write-off of nonrecoverable cost-basis investment	—	2,023	—
Adjusted EBITDA	$40,080	$29,116	$50,288

Reconciliation of Net income margin to Adjusted EBITDA margin
GAAP Net income margin	4.2%	14.1%	10.5%
Cumulative effect of EBITDA adjustments	29.2%	10.7%	25.2%
Adjusted EBITDA margin	33.4%	24.8%	35.7%

Reconciliation of GAAP Net Cash Provided by Operating Activities to Free Cash Flow
GAAP Net cash provided by operating activities	$31,892	$45,421	$29,511
Operating cash flow margin	26.5%	38.7%	21.0%
Capital expenditures	(8,616)	(5,754)	(3,426)
Free cash flow	$23,276	$39,667	$26,085
Free cash flow margin	19.4%	33.8%	18.5%

(1)	The non-GAAP adjustments for Stock-based compensation include related payroll tax expenses.
(2)	Accruals for the portion of our annual incentive plan that we intend to settle in equity.
(3)	Legal expenses outside the ordinary course of business, including those incurred defending against claims brought against the Company by Steven A.W. De Jaray, Perienne De Jaray and Darrell R. Oswalde.
(4)	Restructuring, transformation, and other includes transformation charges of $1.0 million for both Q1 2025 and Q4 2024.